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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 20, 1998

                             INFODATA SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        COMMISSION FILE NUMBER 000-10416

                   VIRGINIA                                     16-0954695
       (STATE OR OTHER JURISDICTION OF             (IRS EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION OR ORGANIZATION)

                 12150 MONUMENT DRIVE, FAIRFAX, VIRGINIA 22033
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

                                 (703) 934-5205
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                             INFODATA SYSTEMS INC.

                                    FORM 8-K

                                 CURRENT REPORT

                               TABLE OF CONTENTS

Item 5.  Other Event

Signature

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

ITEM 5.  OTHER EVENT

     The Company's Common Stock is listed on the Nasdaq Stock Market ("Nasdaq"). In August 1997, the Company received a notice from Nasdaq that it was not in compliance with Nasdaq's requirement that listed issuers maintain a minimum of $1,000,000 in capital and surplus. In November 1997, the Company appeared at a hearing before a Nasdaq Listing Qualifications Panel to demonstrate compliance with the minimum capital and surplus requirement and to request continued listing on Nasdaq. The panel agreed to allow the Company to continue to be listed if (i) on or before February 20, 1998, the Company made a public filing with the Securities and Exchange Commission (the "Commission") and Nasdaq evidencing the closing of the public offering referred to below and a minimum of $5,500,000 in net tangible assets and (ii) the Company is able to evidence compliance with Nasdaq's new standards for continued listing, which go into effect on February 23, 1998. The standards for continued listing include (i) maintenance of net tangible assets of at least $2,000,000, or a market capitalization of $35,000,000, or net income in the latest fiscal year (or in two of the last three fiscal years) of at least $500,000; (ii) at least 500,000 shares must be publicly held; (iii) the market value of the publicly held shares must be at least $4,000,000; (iv) there must be at least 300 shareholders; and
(v) there must be at least two market-makers for the publicly traded shares. The Company believes it is in compliance with the new standards for continued listing on Nasdaq described above.

     To comply with the filing requirement described above, the Company is hereby filing with the Commission this current report on Form 8-K containing an unaudited consolidated balance sheet as at December 31, 1997 and an unaudited consolidated statement of operations for the year ended December 31, 1997, each of which includes pro forma adjustments to indicate the closing of the public offering of 1,600,000 shares of the Company's common stock on February 20, 1998.

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                     INFODATA SYSTEMS INC. AND SUBSIDIARIES

                      UNAUDITED CONSOLIDATED BALANCE SHEET
                             (AMOUNTS IN THOUSANDS)

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
                                                                           DECEMBER 31, 1997
                                                                       --------------------------
                                                                                           PRO
                                                                          ACTUAL         FORMA(1)
                                                                       -------------     --------
                                             ASSETS
Current assets
  Cash and cash equivalents..........................................     $   491        $ 7,141
  Short term investments.............................................           4              4
  Accounts receivable, net of allowance of $80 and $80...............       2,551          2,551
  Other current assets...............................................          81             81
                                                                          -------        -------
          Total current assets.......................................       3,127          9,777
                                                                          -------        -------
Property and equipment, at cost
  Furniture and equipment............................................       2,792          2,792
  Less accumulated depreciation and amortization.....................      (2,220)        (2,220)
                                                                          -------        -------
                                                                              572            572
Goodwill, net of accumulated amortization of $218 and $218...........       3,400          3,400
Other assets.........................................................         342            342
Software development costs, net of accumulated amortization of $2,094
  and $2,094.........................................................          42             42
                                                                          -------        -------
          Total assets...............................................       7,483        $14,133
                                                                          =======        =======
                              LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Current portion of capital lease obligations.......................     $    26             26
  Note payable.......................................................         880            880
  Accounts payable...................................................       1,508          1,508
  Accrued expenses...................................................       1,080          1,080
  Deferred revenue...................................................       1,287          1,287
  Current portion of deferred rent...................................          33             33
                                                                          -------        -------
       Total current liabilities.....................................       4,814          4,814
                                                                          -------        -------
Capital lease obligations............................................           6              6
Deferred revenue.....................................................          75             75
Deferred rent........................................................          --              0
                                                                          -------        -------
       Total liabilities.............................................       4,895          4,895
                                                                          -------        -------
Shareholders' equity
  Common stock.......................................................          82            130
  Additional paid-in capital.........................................      12,603         19,205
  Accumulated deficit................................................     (10,097)       (10,097)
                                                                          -------        -------
       Total shareholders' equity....................................       2,588          9,238
                                                                          -------        -------
          Total liabilities and shareholders' equity.................     $ 7,483        $14,133
                                                                          =======        =======
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

FOOTNOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997 are as follows:

(1) To record the net proceeds received from the stock offering that was declared effective on February 17, 1998 and consummated on February 20, 1998. The gross proceeds were $8,000,000 which consisted of 1,600,000 shares priced at $5.00 per share. The expenses of the stock offering (including the underwriters' fee, legal fees, accounting fees, blue sky fees, registration costs, printing and engraving costs, and other miscellaneous fees) were estimated to be $1,350,000. The resultant net proceeds were $6,650,000. The amount credited to common stock of $48,000 was calculated by multiplying the number of shares in the offering of 1,600,000 by the par value per share of $0.03. The remaining gross proceeds were credited to paid-in capital.

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

                     INFODATA SYSTEMS INC. AND SUBSIDIARIES

                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 1997
                                                                       --------------------------
                                                                          ACTUAL        PRO FORMA
                                                                       ------------     ---------
Revenues...........................................................      $ 10,643        $10,643
Cost of revenues...................................................         6,029          6,029
                                                                          -------        -------
Gross profit.......................................................         4,614          4,614
                                                                          -------        -------
Operating expenses:
  Research and development.........................................         2,519          2,519
  Selling, general and administrative..............................         5,551          5,551
                                                                          -------        -------
                                                                            8,070          8,070
                                                                          -------        -------
Operating income (loss)............................................        (3,456)        (3,456)
Interest income....................................................            60             60
Interest expense...................................................           (38)           (38)
                                                                          -------        -------
Income (loss) before income taxes..................................        (3,434)        (3,434)
Provision for income taxes.........................................            (5)            (5)
                                                                          -------        -------
Net income (loss)..................................................      $ (3,429)       $(3,429)
                                                                          =======        =======
Net income (loss) available to common shareholders.................      $ (3,429)       $(3,429)
                                                                          =======        =======
Per share:
  Net income (loss) per common and equivalent share:
     Primary.......................................................      $  (1.19)       $ (1.19)
                                                                          =======        =======
     Fully diluted.................................................      $  (1.19)       $ (1.19)
                                                                          =======        =======
Weighted average shares:
     Primary.......................................................         2,891          2,891
     Fully diluted.................................................         2,891          2,891

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INFODATA SYSTEMS INC.

                                          /s/ CHRISTOPHER P. DETTMAR
                                          --------------------------------------
                                          Christopher P. Dettmar
                                          Chief Financial Officer
Date: February 20, 1998

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